UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 11, 2006

SI International Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50080	52-2127278
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification Number)

12012 Sunset Hills Road
8th Floor
Reston, Virginia		20190
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:     (703) 234-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement.

On October 11, 2006, the Board of Directors (“Board”) of SI International Inc. (the “Company”) approved the following cash compensation package for members of the Compensation Committee who are not employed by the Company or any of its subsidiaries, effective immediately.  A cash fee of $12,000 will be paid to the Compensation Committee chairperson, and a cash fee of $4,000 will be paid to each other Compensation Committee member, with the amount of such fees payable in four (4) equal installments.

Item 8.01                Other Events.

On October 11, 2006, the Board announced, effective immediately, new committee assignments for directors as follows:

(a)    Audit Committee members are Charles A. Bowsher, who serves as Chairman, Maureen A. Baginski, General R. Thomas Marsh, and Edward H. Sproat;

(b)   Compensation Committee members are Edward H. Sproat, who serves as Chairman, James E. Crawford, III, Walter C. Florence, General Dennis J. Reimer, and John P. Stenbit; and

(c)    Corporate Governance Committee members are James E. Crawford, III, who serves as Chairman, Charles A. Bowsher, Walter C. Florence, and John P. Stenbit.

The above-referenced statements may contain forward-looking statements that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Expressions of future goals, financial information or reporting, and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements may involve a number of risks and uncertainties, which are described in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties include: changes in federal government (or other applicable) procurement laws, regulations, policies and budgets; risks relating to contract performance; changes in the risks associated with the competitive process or environment (including as a result of bid protests); and the important factors discussed in the Risk Factors section of the annual report on Form 10-K/A filed by the Company with the Securities and Exchange Commission and available directly from the Commission at www.sec.gov. The actual results may differ materially from any forward-looking statements due to such risks and uncertainties. The Company undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI International Inc.

		By:	/s/ THOMAS E. DUNN
Thomas E. Dunn
Executive Vice President,
Chief Financial Officer and Treasurer

Dated:	October 16, 2006